As amended with the Securities and Exchange Commission on April 8, 2013

Amended information pertained specifically to performance information of an index in the Shareholder Letter. No other information contained within the filing has changed.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Royalty & Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Item 1. Reports to Stockholders.

THE CUSHING® ROYALTY & INCOME FUND

Annual Report

November 30, 2012

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

The Cushing® Royalty & Income Fund

Shareholder Letter (Revised)

Dear Fellow Shareholders,

The latter half of 2012 was both encouraging and disappointing. Global and macro-economic issues continued to add volatility to the domestic equity markets. Domestic political issues also continued to wreak havoc on the markets. While individual optimism improved on better U.S. economic data, strong corporate earnings, signs of progress in resolving the European debt crisis, and additional stimulus by the Federal Reserve (“QE3”), investors remained cautious, seeking clear evidence that the economy was not entering a “double-dip” recession. Growth and development in the domestic energy sector continued to be a driving force behind the U.S. economic recovery. We continued to see dramatic increases in crude oil and natural gas liquids production from existing and new basins due to the increased use of horizontal drilling and hydraulic fracturing. In our view, the need for a significant amount of capital to develop these vast shale resources could provide continued growth opportunities for upstream energy income investment entities, as traditional exploration and production companies divest high quality, mature assets to fund capital development programs.

Energy Trust and MLP Market Review

In line with our expectations, the exploration and production master limited partnership (“Upstream MLP”) sector experienced continued growth, while growth in the U.S. royalty trust and Canadian royalty trust and exploration and production company (“Energy Trust”) sector essentially halted, largely due to the decline in crude oil prices and lower expected valuations. We anticipate that favorable conditions for additional Energy Trusts to be brought to market will return in the future, but stronger energy commodity prices and more robust valuations for such securities will be required in order for this to occur. Despite a very active year in acquisitions in the Upstream MLP sector and generally good operational execution in the Energy Trust sector, both sectors underperformed versus expectations. We were positively surprised by the sheer number of acquisition opportunities for Upstream MLPs, as well as the resulting amount of accretive income management teams were willing to pay out in the form of distributions to shareholders. During 2012, the Upstream MLP sector completed an incredible $5.4 billion in acquisitions. As an example of the accretion possible from these acquisitions, Memorial Production Partners, LP (NYSE: MEMP)

increased its distribution by approximately 2.7% sequentially for each of the third and fourth quarters of the year.

2012 proved to be another very volatile year for energy prices. Crude oil prices came under significant pressure during the month of May as mounting concerns over the European debt crisis, decelerating growth in Asia and uneven progress in the U.S. economic recovery weighed on the demand outlook. After reaching a low of $77.69/Bbl on June 28, crude oil prices recovered somewhat, yet remained somewhat range-bound until more positive demand fundamentals emerged. On the other hand, natural gas prices steadily increased since reaching a low of $1.91/MMBtu in April. An improving outlook for U.S. industrial demand and dramatically reduced gas-directed drilling rig count contributed to the improvement in the natural gas supply/demand balance.

Turning to capital structure innovation within the Energy Trust and Upstream MLP sector, we would like to highlight the initial public offering by Linn Energy, LLC (NYSE: LINE) of a security structured as a Subchapter C corporation – LinnCo LLC (NYSE: LNCO). LNCO’s sole purpose is to own LINE units. The Subchapter C corporation structure was used to allow investors to receive essentially the same distribution from LINE’s operations (less corporate level taxes), yet eliminate the complications of receiving a partnership K-1 tax form. The company’s stated reason for offering LNCO securities was to attract a larger universe of K-1 averse institutional and IRA investors with the hopes of increasing the company’s access to capital. Given the initial success of this offering, we believe other Upstream MLP management teams may consider this alternative equity structure in order to remain competitive with their peers and obtain funding from new sources.

Fund Performance

The Cushing® Royalty & Income Fund (the “Fund”) completed its first fiscal period with negative performance. For the period from the Fund’s inception on February 28, 2012 through November 30, 2012, the Fund’s Shares delivered a -11.16% total return based on net asset value (“NAV”), versus total returns of 5.35% and -16.49% for the S&P 500 Index (Total Return) and Cushing® Upstream Energy Income Index (Total Return), respectively.

As we saw generally more bearish demand fundamentals and recovering pricing for crude oil during the second half of the year, we moved the Fund’s investments out of Energy Trusts and increased exposure to the

Upstream MLP sector in an attempt to take advantage of a more stable distribution outlook for MLPs due to their extensively hedged cash flows. Although Upstream MLP unit prices declined during the period, we maintained a positive outlook for their distributions.

The largest individual contributors to the Fund’s performance for the period were Linn Energy, LLC (NYSE: LINE), Vanguard Natural Resources, LLC (NYSE: VNR) and BreitBurn Energy Partners, LP (NYSE: BBEP). The largest detractors from the Fund’s performance were BP Prudhoe Bay Royalty Trust (NYSE: BPT), Permian Basin Royalty Trust (NYSE: PBT) and SandRidge Permian Trust (NYSE: PER). Positive performance from the top contributors was due to accretive acquisitions and exposure to natural gas production in an improving natural gas price environment. Negative performance from the detractors was due to market reaction to decreased distribution expecations as a result of the decline in crude oil prices.

Distributions and Leverage

We were pleased to be able to maintain the Fund’s quarterly distribution rate at $0.50 per share during its first fiscal year of operation. This was achieved through active portfolio management and the appropriate utilization of leverage. Over time, the Fund’s distributions will vary based upon the distributions received from underlying investments. The underlying investments have both direct and indirect commodity exposure, so dramatic moves in commodity prices can and will have an effect on future distributions by the Fund.

The Fund’s leverage levels were conservatively maintained during this period, with some periods of utilizing no leverage at all. Along with potential benefits, we are mindful of the downside that the use of leverage can expose the Fund to increased volatility. As the prices of the Fund’s investments increase or decline, the impact to net asset value and total return will be magnified when leverage is utilized.

2013 Outlook

The domestic macroeconomic landscape continues to be front and center, and while we have seen certain key risks reduced, others remain. On the positive side, there have been signs that the U.S. economy is improving. Additionally, accommodative central bank policy action here and globally has been astounding. On the negative side, key risks include China’s “hard landing,” Eurozone economic weakness, the budget debates in the U.S. and Middle East instability.

Nonetheless, we remain positive about the long term opportunities for the Upstream MLP and Energy Trust sectors. We believe ongoing discovery and development of both natural gas and crude oil shale plays should continue to drive demand for exploration and production companies to raise capital through divestiture of mature producing assets for many years to come. We believe the current development rate of multiple shale plays across the country, coupled with strong underlying fundamentals for Upstream MLPs, supports our estimates of continued accretive acquisitions with the potential for positive multi-year annual distribution growth in a stable natural gas and crude oil price environment.

We believe potential Upstream MLP and Energy Trust distribution growth, in addition to a favorable current yield for the sector, presents a very compelling total return story going forward. Valuations for Upstream MLPs and Energy Trusts are below historical averages, and given the Fed’s expectation of continued low interest for the near future, we think the thirst for yield in a low-yielding environment should continue.

Barring extreme negative crude oil price movements, macro or policy driven outcomes, we remain optimistic that the coming year should continue to be a favorable environment for Upstream MLPs and Energy Trusts to perform well. We believe that the development of the Upstream MLP sector remains in the early stages of development, similar to where the midstream infrastructure MLP sector was a decade ago. The continued increasing domestic production of crude oil from existing mature basins like the Permian and new basins such as the Eagle Ford and Bakken have created the need for new infrastructure and funding sources to develop them, which is why we feel Upstream MLPs should continue to play a significant role as a capital source. Additionally, as the Upstream MLP space matures, new investment products should continue to attract significant capital, which could then further drive demand for the sector.

In closing, we at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank

Chief Executive Officer

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The fund will invest in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The Fund is organized as a Subchapter “C” Corporation and is subject to US federal income tax on taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Cushing® Upstream Energy Income Index tracks the performance of publicly traded U.S. royalty trusts and upstream exploration and production (“E&P”) energy MLPs. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Royalty & Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

Period from February 28, 2012 through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions received	$14,182,412
Dividends from common stock, net of foreign taxes withheld	$837,642
Interest income & other	$136,981

Total income from investments	$15,157,035
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$2,165,708
Operating expenses(a)	590,559
Leverage costs	172,350

Total advisory fees and operating expenses	$2,928,617
Distributable Cash Flow (DCF)(b)	$12,228,418
Distributions paid on common stock	$9,553,051
Distributions paid on common stock per share	$1.00
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.6 x
After advisory fee and operating expenses	1.3 x
OTHER FUND DATA (end of period)
Total Assets, end of period	214,585,962
Unrealized appreciation (depreciation), net of income taxes	(1,326,035)
Short-term borrowings	20,300,000
Short-term borrowings as a percent of total assets	9%
Net Assets, end of period	193,829,931
Net Asset Value per common share	$20.27
Market Value per share	$20.04
Market Capitalization	$191,673,903
Shares Outstanding	9,564,566

(a)	Excludes expenses related to capital raising

(b)

“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions and offering expenses.

The Cushing® Royalty & Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2012

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Royalty Trusts
(5)	Senior Notes

The Cushing® Royalty & Income Fund

Schedule of Investments	November 30, 2012

COMMON STOCK — 11.9%(1)	Shares	Fair Value

Upstream — 2.6%(1)
United States — 2.6%(1)
Linn Co., LLC(3)	130,700	$5,048,941

		5,048,941

Upstream — 9.3%(1)
Canada — 9.3%(1)
Arc Resources LTD(4)	69,100	1,730,717
Baytex Energy Corporation	74,500	3,290,665
Crescent Point Energy Corporation(4)	224,400	8,812,447
Enerplus Corporation	86,700	1,151,376
Pengrowth Energy Corporation	601,900	3,099,785

		18,084,990

Total Common Stock (Cost $25,432,745)		$23,133,931

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 69.8%(1)
Upstream — 69.8%(1)
United States — 69.8%(1)
BreitBurn Energy Partners, L.P.(3)	977,800	$18,069,744
Dorchester Minerals, L.P.(3)	226,900	4,758,093
Eagle Rock Energy Partners, L.P.	147,100	1,328,313
EV Energy Partners, L.P.(3)	199,500	12,109,650
Legacy Reserves, L.P.(3)	568,700	13,990,020
Linn Energy, LLC(3)	383,200	15,186,216
LRR Energy, L.P.(3)	288,800	5,348,576
Memorial Production Partners, L.P	579,202	10,790,533
MID-CON Energy Partners, L.P.	548,800	11,354,672
Pioneer Southwest Energy Partners, L.P.	473,300	10,753,376
QR Energy, L.P.(3)	755,692	13,730,924
Vanguard Natural Resources, LLC(3)	644,300	17,859,996

Total Master Limited Partnerships and Related Companies (Cost $137,376,564)		$135,280,113

ROYALTY TRUSTS — 19.3%(1)
Upstream — 19.3%(1)
United States — 19.3%(1)
Enduro Royalty Trust(3)	324,388	$5,547,035
Pacific Coast Oil Trust	540,000	9,509,400
Sabine Royalty Trust	3,500	167,615
San Juan Basin Royalty Trust	109,500	1,549,425
Sandridge Mississippian Trust I	6,500	104,390
Sandridge Mississippian Trust II	600,300	10,055,025
Sandridge Permian Trust I	598,700	10,381,458

Total US Royalty Trusts (Cost $45,080,503)		$37,314,348

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Schedule of Investments	November 30, 2012 — (Continued)

SENIOR NOTES — 1.6%(1)	Principal Amount	Fair Value

Upstream — 1.6%(1)
United States — 1.6%(1)
BreitBurn Energy Partners, L.P., 7.875%, due 04/15/2022(4)	$1,000,000	$1,032,500
EV Energy Partners, L.P., 8.000%, due 04/15/2019	2,000,000	2,110,000

Total Senior Notes (Cost $3,095,000)		$3,142,500

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.1%(1)	Shares
United States — 0.1%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	55,828	$55,828
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	55,828	55,828
Fidelity Money Market Portfolio — Institutional Class, 0.14%(2)	55,828	55,828
First American Government Obligations Fund — Class Z, 0.02%(2)	55,828	55,828
Invesco STIC Prime Portfolio, 0.09%(2)	55,827	55,827

Total Short-Term Investments (Cost $279,139)		$279,139

TOTAL INVESTMENTS — 102.7%(1) (Cost $211,263,951)		$199,150,031
Liabilities in Excess of Other Assets — (2.7)%(1)		(5,320,100)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$193,829,931

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of November 30, 2012.

(3)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(4)	Restricted security under Rule 144A under the Securities Act of 1933, as amended.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Assets & Liabilities

November 30, 2012

Assets
Investments, at fair value (cost $211,263,951)	$199,150,031
Cash	502,898
Deferred tax asset	14,543,023
Distributions and dividends receivable	349,720
Interest receivable	30,591
Prepaid expenses	9,699

Total assets	214,585,962

Liabilities
Payable to Adviser, net of waiver	225,356
Short-term borrowings	20,300,000
Payable to Trustees	9,000
Accrued expenses and other liabilities	221,675

Total liabilities	20,756,031

Net assets applicable to common stockholders	$193,829,931

Net Assets Applicable to Common Stockholders Consisting of Capital stock, $0.001 par value; 9,564,566 shares issued and outstanding (unlimited shares authorized)	$9,565
Additional paid-in capital	218,290,167
Undistributed net investment income, net of income taxes	1,312,334
Accumulated realized loss, net of income taxes	(18,194,746)
Net unrealized loss on investments, net of income taxes	(7,587,389)

Net assets applicable to common stockholders	$193,829,931

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$20.27

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Operations

Period from February 28, 2012(1) through November 30, 2012

Investment Income
Distributions received	$14,182,412
Less: return of capital on distributions	(10,145,183)

Distribution income	4,037,229
Dividends from common stock, net of foreign taxes withheld of $121,934	837,642
Interest income	136,981

Total Investment Income	5,011,852

Expenses
Advisory fees	2,598,850
Professional fees	165,239
Administrator fees	142,000
Insurance expenses	87,506
Trustees’ fees	86,762
Registration fees	44,106
Reports to stockholders	37,786
Custodian fees and expenses	22,002
Transfer agent fees	4,088
Fund accounting fees	1,070

Total Expenses before Interest Expense	3,189,409

Interest expense	172,350

Total Expenses	3,361,759
Less: expenses waived by Adviser	(433,142)

Net Expenses	2,928,617

Net Investment Income, before Income Taxes	2,083,235

Deferred tax expense	(770,901)

Net Investment Income	1,312,334

Realized and Unrealized Loss on Investments
Net realized loss on investments, before income taxes	(28,982,385)
Deferred tax benefit	10,787,639

Net realized loss on investments	(18,194,746)

Net change in unrealized depreciation of investments, before income taxes	(12,113,674)
Deferred tax benefit	4,526,285

Net change in unrealized depreciation of investments	(7,587,389)

Net Realized and Unrealized Loss on Investments	(25,782,135)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(24,469,801)

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statements of Changes in Net Assets

Period From February 28, 2012(1) through November 30, 2012
Operations
Net investment income	$1,312,334
Net realized loss on investments	(18,194,746)
Net change in unrealized depreciation of investments	(7,587,389)

Net decrease in net assets applicable to common stockholders resulting from operations	(24,469,801)

Dividends and Distributions to Common Stockholders
Net investment income	—
Return of capital	(9,553,051)

Total dividends and distributions to common stockholders	(9,553,051)

Capital Share Transactions
Proceeds from initial public offering of 9,545,000 common shares shares	238,624,989
Underwriting discounts and offering expenses associated with the issuance of common shares	(11,215,375)
Issuance of 15,378 common shares from reinvestment of distributions to stockholders	343,169

Net increase in net assets applicable to common stockholders from capital share transactions	227,752,783

Total increase in net assets applicable to common stockholders	193,729,931
Net Assets
Beginning of fiscal year	100,000

End of fiscal year	$193,829,931

Undistributed net investment income at the end of the fiscal year	$1,312,334

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Cash Flows

Period from February 28, 2012(1) through November 30, 2012

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(24,469,801)
Adjustments to reconcile decrease in net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized depreciation of investments	12,113,674
Purchases of investments	(377,415,123)
Proceeds from sales of investments	127,302,743
Return of capital on distributions	10,145,183
Net realized loss on investments	28,982,385
Net purchases of short-term investments	(279,139)
Changes in operating assets and liabilities
Deferred tax asset	(14,543,023)
Interest receivable	(30,591)
Distributions and dividends receivable	(349,720)
Market-to-market	246
Prepaid expenses	(9,699)
Payable to Adviser, net of waiver	225,356
Accrued expenses and other liabilities	230,675

Net cash used in operating activities	(238,096,834)

Financing Activities
Proceeds from borrowing facility	71,300,000
Repayment of borrowing facility	(51,000,000)
Common Stock Issuance, net of underwriting and other direct costs	9,565
Additional paid-in capital from Common Stock Issuance	227,400,049
Dividends paid to common stockholders	(9,209,882)

Net cash provided by financing activities	238,499,732

Increase in Cash and Cash Equivalents	402,898
Cash and Cash Equivalents:
Beginning of period	100,000

End of period	$502,898

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$171,377
Additional paid-in capital from Dividend Reinvestment	$343,169

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights

	Period From February 28, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	25.00
Underwriting discounts and offering costs on issuance of common shares	(1.17)
Income from Investment Operations:
Net investment income	0.14
Net realized and unrealized loss on investments	(2.70)

Total decrease from investment operations	(2.56)

Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(1.00)

Total distributions to common stockholders	(1.00)

Net Asset Value, end of period	$20.27

Per common share fair value, end of period	$20.04

Total Investment Return Based on Fair Value(4)	(16.21	)%(3)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights — (Continued)

	Period From February 28, 2012(1) through November 30, 2012
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$193,830
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(5)(6)(7)	(7.31)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(5)(6)(7)	(7.59)%
Ratio of net investment income to average net assets before waiver(5)(6)(8)	1.08%
Ratio of net investment income to average net assets after waiver(5)(6)(8)	1.36%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(5)(6)	10.59%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(5)(6)	10.87%
Portfolio turnover rate	65.18	%(3)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)	For the period from February 28, 2012 through November 30, 2012, the Fund accrued $14,543,023 in net current and deferred income tax benefit.

(7)

The ratio of expenses (excluding current and deferral income tax benefit) to average net assets before waiver for the period from February 28, 2012 through November 30, 2012 was 2.20%. The ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver for the period from February 28, 2012 through November 30, 2012 was 1.92%.

(8)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Notes to Financial Statements

November 30, 2012

1.    Organization

The Cushing® Royalty & Income Fund (the “Fund”) was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® MLP Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short at November 30, 2012.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statement of Operations. For the period ended November 30, 2012, the Fund has estimated approximately 35% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2012, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the fiscal year ended November 30, 2012 will be determined in early 2013.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in Energy Trusts and MLPs.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.

MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from Energy Trusts, MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Offering Costs and Underwriting Discounts

Offering costs and underwriting discounts related to the issuance of common stock is charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $415,000 and $62,250 and underwriting discounts of $9,337,500 and $1,400,625 were charged to additional paid-in capital for the issuance of common stock in February and March 2012, respectively.

J.  Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Fund has adopted these amendments and they did not have a material impact on the financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”); up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; up to 25% of its Managed Assets in debt securities,

preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B– by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment; and up to 20% of its Managed Assets in securities of companies that are not Energy Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $2,598,850 in advisory fees for the period from February 28, 2012 (commencement of operation) to November 30, 2012. The Adviser has agreed to waive 0.25% of its management fee through February 28, 2013. The Adviser waived $433,142 for the fiscal year ended November 30, 2012.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2012, are as follows:

Deferred tax assets:
Net operating loss carryforward	$540,126
Capital loss carryforward	10,294,254
Net unrealized depreciation on investments in securities	3,708,643

Total deferred tax assets	14,543,023
Less Deferred tax liabilities:	—

Net deferred tax asset	$14,543,023

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2012	$1,448,931	November 30, 2032

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$27,615,161	November 30, 2017

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2012, as follows:

Income tax benefit at the federal statutory rate of 35%	$(13,654,488)
State income (tax) benefit, net of federal benefit	(888,535)

Total tax expense	$(14,543,023)

At November 30, 2012, the cost basis of investments was $209,099,008 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,164,943
Gross unrealized depreciation	(12,113,920)

Net unrealized depreciation	$(9,948,977)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$23,133,931	$23,133,931	$—	$—
Master Limited Partnerships and Related Companies(a)	135,280,113	135,280,113	—	—
Royalty Trusts(a)	37,314,348	37,314,348	—	—

Total Equity Securities	195,728,392	195,728,392	—	—

Notes
Senior Notes(a)	3,142,500	—	3,142,500	—

Total Notes	3,142,500	—	3,142,500	—

Other
Short-Term Investments	279,139	279,139	—	—

Total Other	279,139	279,139	—	—

Total	$199,150,031	$196,007,531	$3,142,500	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2012.

There were no transfers between any levels during the fiscal year ended November 30, 2012.

7.    Investment Transactions

For the fiscal year ended November 30, 2012, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $377,415,123 and $127,302,743 (excluding short-term securities), respectively.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 9,564,566 shares outstanding at November 30, 2012. Transactions in common stock for the fiscal year ended November 30, 2012 were as follows:

Shares at February 28, 2012	4,188
Shares sold through initial offering	8,300,000
Shares sold through additional offering	1,245,000
Shares issued through reinvestment of distributions	15,378

Shares at November 30, 2012	9,564,566

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Bank of America — Merrill Lynch. The interest rate charged on margin borrowing is LIBOR plus 0.65%. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2012 was approximately $26,951,341 and 0.88%, respectively. At November 30, 2012, the principal balance outstanding was $20,300,000 and accrued interest expense was $973.

10.    Subsequent Events

On December 26, 2012, the Fund issued 14,395 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 9,578,961.

The Cushing® Royalty & Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing Royalty & Income Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing Royalty & Income Fund (the Fund), including the schedule of investments, as of November 30, 2012, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period from February 28, 2012 (commencement of operations) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing Royalty & Income Fund at November 30, 2012, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period from February 28, 2012 (commencement of operations) to November 30, 2012, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2013

The Cushing® Royalty & Income Fund

Trustees and Executive Officers (Unaudited)

November 30, 2012

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2011	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2011	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	6	None.

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2011	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2011	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 – present).	6	E-T Energy Ltd. (2008 – present). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Trout is expected to stand for re-election in 2013, Mr. Bruce in 2014, and Messrs. McMillan and Swank in 2015.

(2)

The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2012, there were six funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years

Daniel L. Spears (1972)	Executive Vice President	Officer since 2011	Partner and portfolio manager of the Adviser (2006 – present). Previously, investment banker at Banc of America Securities, LLC (1998 – 2006).
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2011	Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 – present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2011	General Counsel and Chief Compliance Officer of the Adviser (2010 – present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Judd B. Cryer (1973)	Vice President	Officer since 2012	Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

The Cushing® Royalty & Income Fund

Additional Information (Unaudited)

November 30, 2012

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, beginning on January 1, 2013, the Fund will limit its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the fiscal year ended November 30, 2012, the aggregate compensation paid by the Fund to the independent trustees was $77,762. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the period from the Fund’s inception through June 30, 2012 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate is for the period from February 28, 2012 through November 30, 2012 was 65.18%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to shareholders of The Cushing® Renaissance Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® Royalty & Income Fund

Board Approval of Investment

Management Agreement (Unaudited)

November 30, 2012

On April 2, 2012, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees considered information including, but not limited to, background materials supplied by the Adviser in response to questions posed by the Fund; the Adviser’s Form ADV; information about the Adviser’s monitoring and evaluation of portfolio management; and information about the Adviser’s compliance programs.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including a review of the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund, as well as the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees concluded at that time that the nature, extent and quality of the services to be provided by the Adviser were appropriate and consistent with the terms of the Agreement and that the Fund was likely to benefit from such services.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees considered information about the proposed advisory fees to be paid to the Adviser as well as information about the Fund’s proposed operating expense structure (including management fees, distribution fees, administrative and other service fees). The Board of Trustees noted the Adviser’s observation that there were no comparable open-end funds with a similar investment strategy, and that the limited universe of comparable open-end funds and the very particular characteristics of the Fund’s investment strategy were relevant factors in the consideration of the proposed advisory fee rate.

The Board of Trustees requested, and reviewed, fee information with respect to certain open-end funds identified by the Adviser as relevant to the analysis (acknowledging the limited universe as noted above), and also reviewed closed-end funds and other accounts managed by the Adviser. The Board of Trustees noted that the proposed advisory fee for the Fund was higher, but within an acceptable range, of the average advisory fees of the other relevant open-end funds identified by the Adviser, and that the Fund’s anticipated total expense ratio, both before and after giving effect to the anticipated fee waivers, was lower than the average total expense ratio of such other funds.

In addition, the Board of Trustees also considered whether any benefits would accrue to the Adviser as a result of the relationship with the Fund, and whether the use of any exchange-traded funds (“ETFs”) would result in fees charged under advisory agreement for services duplicative of those provided by underlying ETFs.

Based on such information, the Board of Trustees concluded that the fees to be paid under the Agreement were reasonable in relation to the nature, extent and quality of services to be provided.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees noted the Adviser’s observation that it does not manage any other accounts or funds that are substantially similar to the Fund, other than The Cushing Royalty & Income Fund, a closed-end fund that began operations as of February 23, 2012. As a consequence, the Board of Trustees noted that the investment performance history that was available and relevant for its consideration was limited in scope.

Other Considerations

The Board of Trustees reviewed certain financial information regarding the Adviser and the anticipated profitability to the Adviser of its relationship with the Fund. The Board of Trustees also considered any potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that the Adviser might receive in connection with its relationship with the Fund. Based on this and other information reviewed at the meeting, the Board of Trustees concluded that the projected costs of providing services to the Fund, as well as the anticipated profits to the Adviser, were not excessive, and that there were few, if any, “fall-out” benefits that would accrue to the Adviser as a result of the services rendered by the Adviser to the Fund.

The Board of Trustees also requested and reviewed information from the Adviser pertaining to economies of scale, and noted the Adviser’s observation that there was some overlap in the personnel and procedures it employed with respect to all funds managed by the Adviser. The Board of Trustees noted that although certain economies of scale could potentially be realized as the assets of the Fund increased, such economies were likely to be of minimal significance at the current time.

Conclusion

The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. Based on the Board of Trustee’s deliberations, and their evaluation of the information described, their consideration of the factors described above, without any single factor being dispositive, the Board of Trustees, including all of the Independent Trustees, concluded that that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Fund and its shareholders and approved the Agreement.

The Cushing® Royalty & Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

Daniel L. Spears

Executive Vice President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its Audit Committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2012
Audit Fees	108,500
Audit-Related Fees	None
Tax Fees	17,000
All Other Fees	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2012
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012
Registrant	None
Registrant’s Investment Adviser	None

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Messrs. Brian R. Bruce, Edward N. McMillan and Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing® MLP Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Daniel L. Spears and Judd B. Cryer (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

Daniel L. Spears	Executive Vice President since 2010	Partner and portfolio manager of the Investment Adviser since 2006.

Judd B. Cryer	Vice President.	Senior Vice President and Research Analyst of the Investment Adviser since 2005.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2012:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	6	$1,226,310,306	0	$0
Other pooled investment vehicles	8	$736,408,561	7	$721,616,667
Other accounts	3	$32,616,075	1	$16,547,770
Daniel L. Spears
Registered investment companies	5	$1,207,154,330	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Judd B. Cryer
Registered investment companies	5	$1,207,154,330	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which The Cushing Royalty & Income Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several private managed accounts. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2012:

Compensation

Messrs. Swank, Spears and Cryer are compensated by the Investment Adviser. Messrs. Swank and Spears are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Spears and Cryer, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2012:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$100,001 – 500,000(1)
Daniel L. Spears	$10,001 – 50,000
Judd B. Cryer	$1 – 10,000

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2012-06/30/2012	0	0	0	0
Month #2 07/01/2012-07/31/2012	0	0	0	0
Month #3 08/01/2012-08/31/2012	0	0	0	0
Month #4 09/01/2012-09/30/2012	0	0	0	0
Month #5 10/01/2012-10/31/2012	0	0	0	0
Month #6 11/01/2012-11/30/2012	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing Royalty & Income Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	April 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	April 8, 2013

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	April 8, 2013